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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                  30-6067523

          (STATE OF INCORPORATION                       (I.R.S. EMPLOYER
              OR ORGANIZATION)                         IDENTIFICATION NO.)


              210 N. HALE STREET                               60187
              WHEATON, ILLINOIS                             (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

    IF THIS FORM RELATES TO THE                  IF THIS FORM RELATES TO THE
    REGISTRATION OF A CLASS OF                   REGISTRATION OF A CLASS OF
    SECURITIES PURSUANT TO SECTION               SECURITIES PURSUANT TO SECTION
    12(b) OF THE EXCHANGE ACT AND                12(g) OF THE EXCHANGE ACT AND
    IS EFFECTIVE PURSUANT TO                     IS EFFECTIVE PURSUANT TO
    GENERAL INSTRUCTION A.(c),                   GENERAL INSTRUCTION A.(d),
    PLEASE CHECK THE FOLLOWING                   PLEASE CHECK THE FOLLOWING
    BOX. /X/                                     BOX. / /

    SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
    RELATES: 333-109918

    SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

      TITLE OF EACH CLASS                       NAME OF EACH EXCHANGE ON WHICH
      TO BE SO REGISTERED                       EACH CLASS IS TO BE REGISTERED
      -------------------                       ------------------------------
      COMMON STOCK                              NEW YORK STOCK EXCHANGE

    SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      NONE

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of Shares" in the Registrant's Registration Statement on Form N-2 (Nos. 333-109918 and 811-21455) as filed electronically with the Securities and Exchange Commission (the "Commission") on October 23, 2003 (Accession No. 0000950172-03-003102) ("Registration Statement on Form N-2"), as amended by Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, as filed with the Commission on December 10, 2003 (Accession No. 0001047469-03-039927), Prospectus and Statement of Additional Information filed pursuant to Rule 497 under the Securities Act of 1933, as filed with the Commission on December 10, 2003 (Accession No. 0001047469-03-039976), Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, as filed with the Commission on December 11, 2003 (Accession No. 0001047469-03-040333), Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2, as filed with the Commission on December 19, 2003 (Accession No. 0001047469-03-041442), Pre-Effective Amendment No. 4 to the Registration Statement on Form N-2, as filed with the Commission on January 27, 2004, which are incorporated by reference.

ITEM 2    EXHIBITS.

     Pursuant to the Instructions as to Exhibits, no exhibits are filed herewith or incorporated by reference.

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SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                         DREMAN/CLAYMORE
                         DIVIDEND & INCOME FUND


                         By:       /s/ Nicholas Dalmaso
                                  ---------------------

                         Name:      Nicholas Dalmaso
                         Title:     Trustee, Chief Legal and Executive
                                    Officer

Date: January  27, 2004

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